SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 9, 2006

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                               RGC RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

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      Virginia                   000-26591                    54-1909697
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(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)


519 Kimball Ave., N.E.        Roanoke, Virginia                  24016
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: 540-777-4427


(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|__| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

|__| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|__| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|__| Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                 On August 9, 2006, RGC Resources, Inc. issued a press release announcing third quarter results for the quarter ending June 30, 2006. A copy of this press release is attached hereto as
                 Exhibit 99.1 and is hereby incorporated by reference. The information in this Current Report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of
                 Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.


ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

                  (d)      Exhibits

                  99.1     Press Release dated August 9, 2006.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RGC RESOURCES, INC.



Date: August 9, 2006               By: s/Howard T. Lyon

                                       Howard T. Lyon
                                       Vice-President, Treasurer and Controller
                                      (Principal Financial Officer)